MANAGERS TRUST II

MANAGERS HIGH YIELD FUND

(All Share Classes)

Supplement dated March 9, 2009

to Prospectus dated May 1, 2008

The following information supplements and supersedes any information to the contrary relating to Managers High Yield Fund (the “Fund”), a series of Managers Trust II, contained in the Fund’s Prospectus dated May 1, 2008 (the “Prospectus”). This supplement is effective March 9, 2009. The Fund may immediately invest in derivative instruments as more fully described below.

Under the section titled, “Summary of the Funds – Focus” on page four of the Prospectus, the following disclosure is added to the second paragraph:

The Fund may invest up to 15% of its total assets in derivatives such as, options, futures contracts, or swap agreements, including, but not limited to, credit default swaps.

Under the section titled, “Summary of the Funds – Principal Risks” on page four of the Prospectus, the following disclosure is added:

•	Derivatives Risk – complexity and rapidly changing structures of the derivatives market may increase the possibility of market losses.

Under the section titled, “Summary of the Funds – Summary of Principal Risks” on page twelve of the Prospectus, the following disclosure is added:

DERIVATIVES RISK

Derivatives, a category that includes options, futures, and forwards, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate, or index. The use of derivatives will involve costs, and the risk of mispricing or improper valuation, and may result in losses or have the effect of accelerating the recognition of gain. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Under the section titled “Summary of the Funds – Managers High Yield Fund – FEES AND EXPENSES OF THE FUND” on page seven of the Prospectus, the portion of the table referring to the Redemption Fee/Exchange Fee shall be replaced with the following:

	Class A	Class B	Class C	Institutional Class
Redemption/Exchange Fee[7] (as a percentage of the amount redeemed, if applicable)	2.00%	2.00%	2.00%	2.00%

[7]	Applies to redemptions or exchanges occurring within 90 days of purchase. See Redemption and Exchange Fees for further information.

In addition, under the section titled, “Shareholder Guide – Transaction Policies” on page twenty of the Prospectus, the following shall be inserted after the sub-section titled “Buying and Selling Shares”:

REDEMPTION AND EXCHANGE FEES

Managers High Yield Fund (the “High Yield Fund”) will deduct a redemption fee (the “Redemption/Exchange Fee”) from the proceeds of any redemption (including a redemption by exchange)

of shares if the redemption occurs within 90 days of the purchase of those shares, according to the following schedule:

Fund	Redemption Fee
• Managers High Yield Fund	2.0%

For the purpose of determining whether a redemption is subject to the Redemption/Exchange Fee, redemptions of shares of the High Yield Fund are conducted on a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first, and shares with the shortest holding period will be treated as being redeemed last.

The Redemption/Exchange Fee is paid to the High Yield Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption/Exchange Fee will not apply to redemptions (including redemptions by exchange) (1) of shares purchased through reinvestment of dividend or capital gain distributions, (2) under hardship circumstances (as determined by the Investment Manager in its discretion, based on a case-by-case analysis), (3) of shares purchased through the ManagersChoice® Program, or (4) of shares where the application of the Redemption/Exchange Fee would cause the High Yield Fund, or an asset allocation program of which the Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder. Short-term trades not subject to a Redemption/Exchange Fee as a result of these exceptions may result in additional costs to the High Yield Fund that would have been otherwise recouped, in whole or in part, if a Redemption/Exchange Fee were applied. The Redemption/Exchange Fee will only apply to redemptions of shares purchased through a financial intermediary such as a broker, retirement plan administrator, bank or trust company if the financial intermediary has indicated that it will administer the Redemption/Exchange Fee. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption/Exchange Fee applies to you and any restrictions on your trading activity. The High Yield Fund reserves the right to modify the terms of, or terminate, the Redemption/Exchange Fee at any time upon 60 days’ advance notice to shareholders.

The Redemption Fee will apply to redemptions and exchanges that relate to purchases and exchanges of shares of the High Yield Fund made on or after June 15, 2009.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

MANAGERS TRUST II

MANAGERS HIGH YIELD FUND

(All Share Classes)

Supplement dated March 9, 2009

to the Statement of Additional Information dated May 1, 2008

(as supplemented January 22, 2009)

The following information supplements and supersedes any information to the contrary relating to the Managers High Yield Fund (the “Fund”), a series of Managers Trust II, contained in the Fund’s Statement of Additional Information dated May 1, 2008 (as supplemented January 22, 2009) (the “SAI”).

Effective immediately, the SAI is hereby amended as follows. The following disclosure shall be added under the section titled “Swap Agreements” on page 16 of the SAI:

The High Yield Fund also may enter into credit default swap agreements, which give one party (the buyer) the right to be compensated if the value of debt securities of the reference issuer decreases due the occurrence of a pre-specified credit event (a downgrade or default). The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. Furthermore, because credit default swaps are privately negotiated instruments and not traded on an exchange, they may be difficult to value. The recent increase in corporate defaults further raises the counterparty and credit risks associated with these investments, because of the increased possibility that sellers will not have sufficient funds to make payments when due. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness as established by the subadvisor to the Fund.

The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Subadvisor, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Subadvisor, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” is designed to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

In addition, the second paragraph under the section titled “Purchase, Redemption and Pricing of Shares - Redeeming Shares” on page fifty-four of the SAI is hereby deleted and replaced with the following:

Redemption orders received after 4:00 p.m. New York time will be redeemed at the net asset value determined at the close of trading on the next business day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge other than the 2.00% fee charged for redemptions (including a redemption by exchange) of shares of the High Yield Fund, within 90 days of purchase (the “Redemption Fee”). The Trust reserves the right to redeem shareholder accounts (after 60 days’ notice and the opportunity to reestablish the account balance) when the value of the Fund shares in the account falls below $500, in the case of Class A, B and C shares, or $500,000, in the case of Institutional Class shares due to redemptions. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

In addition, the first paragraph under the section titled “Purchase, Redemption and Pricing of Shares – Exchange of Shares” on page fifty-four of the SAI is hereby deleted and replaced with the following:

As described in the Prospectus, an investor may exchange shares of a Fund for shares of the same class of any of the other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. Because an exchange is the sale of shares of the Fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. The High Yield Fund will apply and deduct the Redemption Fee of 2.00% from the proceeds of any redemption by exchange if the exchange occurs within 90 days of the purchase of those shares. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of the Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE